UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4 f/k/a Dryden Municipal Bond Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2010

Date of reporting period:	4/30/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	APRIL 30, 2010

Prudential Muni High Income Fund

(Formerly known as Dryden Municipal Bond Fund/High Income Series)

Fund Type Municipal bond Objective Maximum amount of income that is eligible for exclusion from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

June 14, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Dryden Municipal Bond Fund/High Income Series to the Prudential Muni High Income Fund.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Muni High Income Fund

Prudential Muni High Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses: Class A, 0.87%; Class B, 1.12%; Class C, 1.37%; Class Z, 0.62%, after contractual reduction through 8/31/2011 for Class A and 8/31/2010 for Class C.

Cumulative Total Returns (Without Sales Charges) as of 4/30/10
	One Year	Five Years	Ten Years
Class A	18.75%	19.79%	59.53%
Class B	18.45	18.34	55.75
Class C	18.18	16.96	52.04
Class Z	19.08	21.50	63.88
Barclays Capital Muni Bond Index	8.85	24.67	75.19
Barclays Capital Non-Investment-Grade Muni Bond Index	27.56	15.75	68.19
Lipper Average	23.49	9.89	49.97

Average Annual Total Returns (With Sales Charges) as of 3/31/10
	One Year	Five Years	Ten Years
Class A	16.08%	2.88%	4.16%
Class B	15.49	3.30	4.34
Class C	19.22	3.22	4.08
Class Z	21.12	3.99	4.86
Barclays Capital Muni Bond Index	9.69	4.58	5.58
Barclays Capital Non-Investment-Grade Muni Bond Index	28.31	3.06	5.15
Lipper Average	25.75	1.81	3.96

Average Annual Total Returns (With Sales Charges) as of 4/30/10
	One Year	Five Years	Ten Years
Class A	14.00%	2.83%	4.35%
Class B	13.45	3.26	4.53
Class C	17.18	3.18	4.28
Class Z	19.08	3.97	5.06

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Average Annual Total Returns (Without Sales Charges) as of 4/30/10
	One Year	Five Years	Ten Years
Class A	18.75%	3.68%	4.78%
Class B	18.45	3.42	4.53
Class C	18.18	3.18	4.28
Class Z	19.08	3.97	5.06

Growth of a $10,000 Investment

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2000) and the account values at the end of the current fiscal year (April 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Prudential Muni High Income Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

The Barclays Capital Municipal (Muni) Bond Index

The Barclays Capital Municipal (Muni) Bond Index is an unmanaged index of over 46,000 investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

The Barclays Capital Non-Investment-Grade Municipal (Muni) Bond Index

The Barclays Capital Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated date after December 31, 1990, and must be at least one year from their maturity date. The inception date of the Barclays Capital Non-Investment-Grade Muni Bond Index is October 1995.

The Lipper High Yield Municipal Debt Funds Average

The Lipper High Yield Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index. The returns for the Barclays Capital Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distribution and Yields as of 4/30/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield* at Tax Rates of
			33%	35%
Class A	$0.51	4.50%	7.09%	7.31%
Class B	0.49	4.43	6.98	7.20
Class C	0.47	4.18	6.59	6.79
Class Z	0.54	4.94	7.79	8.03

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

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Five Largest Holdings expressed as a percentage of net assets as of 4/30/10
West Virginia (WV) St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B, (Prerefunded 09/01/10), 6.750%, 09/01/30	1.3%
Memphis (TN) Ctr. City Rev., Fin. Corp., Red Birds, Ser. B, 6.500%, 09/01/28	1.3
Foothill/Eastern (CA) Trans. Corridor Agcy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 07/15/09, 5.875%, 01/15/28	1.2
New Jersey (NJ) Econ. Dev. Auth. Rev., Continental Airlines, Inc., Proj., Spec. Facs. Rev., A.M.T., 6.250%, 09/15/29	1.1
Metro Pier & Expo. (IL) Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, N.A.T.L., 5.250%, 06/15/42	1.1

Holdings are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/10
Aaa	2.7%
Aa	6.7
A	28.1
Baa	31.1
Ba	6.4
B	2.8
Caa	2.7
Not Rated	18.4
Total Investments	98.9
Other assets in excess of liabilities	1.1
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Muni High Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares returned 18.75% for the 12 months ended April 30, 2010, outperforming the 8.85% gain of the Barclays Capital Municipal Bond Index, which consists entirely of investment-grade bonds. Yet the Fund’s Class A shares trailed the 23.49% gain of the Lipper High Yield Municipal Debt Funds Average and the 27.56% gain of the Barclays Capital Non-Investment-Grade Municipal Bond Index, which tracks bonds that are not rated or rated below investment grade.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests at least 80% of its investable assets in municipal bonds issued by states and municipalities whose interest is free from regular federal income tax. It can also invest in municipal bonds whose interest is subject to the federal alternative minimum tax.

Research is crucial to the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Fund. In deciding which bonds to buy or sell, portfolio managers work closely with a team of five credit research analysts, four of whom have more than 15 years of experience analyzing municipal bonds.

During the reporting period, the Fund’s exposure to municipal bonds in the highest investment-grade rating category declined, while its exposure to municipal bonds in certain lower rating categories was selectively increased. This strategy worked well as the latter outperformed the former as explained on the following pages.

How did the municipal bond market perform overall?

When the reporting period began on May 1, 2009, economic conditions in the United States had begun to stabilize, setting the stage for the resumption of growth that summer. The federal government’s economic stimulus plan, the American Recovery and Reinvestment Act of 2009, created programs such as “cash for clunkers” that encouraged consumers to buy new, more fuel-efficient autos and a tax credit for first-time homebuyers. Both played a crucial role in getting the economy moving again. The Federal Reserve (the Fed) also continued various efforts to boost growth such as leaving its target for the overnight bank lending rate at a record low range of zero to 0.25%.

Though state and local governments faced budget imbalances aggravated by weak tax revenues, strong investor demand enabled municipal bond prices to gain for most months of the reporting period. Another positive was the Build America Bond

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program, which is a part of the economic stimulus plan, that allows state and local governments to issue taxable bonds through the end of 2010 to finance construction of roads and other capital projects. Build America Bonds pay interest subject to federal income tax and, therefore, offer a higher yield than comparable tax-exempt bonds. The federal government pays issuers of Build America Bonds a subsidy equal to 35% of their interest costs, thereby lowering issuers’ borrowing costs. (Congress may extend the program with lower subsidy rates.)

State and local governments issued large amounts of Build America Bonds during the reporting period, particularly longer-term ones. The program did siphon away issuance from the tax-exempt bond market in the face of very strong investor demand for tax-advantaged assets, which also helped boost tax-exempt bond prices. Municipal bond prices were also supported by periodic reinvestment of large amounts of monies that investors received from coupon and principal payments.

How did the different sectors of the municipal bond market perform?

All sectors of the municipal bond market finished the reporting period in positive territory. But low short-term rates and increased investor appetite for risk helped revenue bonds, favored for their comparatively higher yields, outperform general obligation (GO) bonds. (A revenue bond is typically backed by money from a specific project or systems, while a GO bond is typically backed by the taxing authority of a state or municipality.)

From the perspective of credit quality, low short-term rates and increased appetite for risk also helped municipal bonds of below-investment-grade quality, favored for their higher yields, outperform municipal bonds rated investment grade. This caused the yield differential between the Barclays Capital Non-Investment-Grade Municipal Bond Index and the Barclays Capital Municipal Bond Index to shrink from 583 basis points as of April 30, 2009 to 341 basis points as of April 30, 2010. (A basis point equals one hundredth of a percentage point.) Among investment-grade municipal bonds, the preference for risk was evident as the lowest rating category, Baa, outperformed the higher rating categories, which are single-A, Aa, and Aaa as defined by Moody’s Investors Service.

What contributed most to the Fund’s performance?

The Fund benefited from maintaining a larger exposure to revenue bonds than to GO bonds. And as previously mentioned, it also benefited as its exposure to municipal bonds in the highest investment-grade rating category declined, while its exposure to municipal bonds in certain lower rating categories was selectively increased. For example, the Fund reinvested proceeds from prerefunded municipal bonds, which are

Prudential Muni High Income Fund	7

Strategy and Performance Overview (continued)

often rated AAA, into municipal bonds rated Baa or lower, which performed better and provided more attractive yields.

Bonds become prerefunded and their maturities shorten when their issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these debt securities pays interest on the prerefunded bonds until a predetermined date, when the prerefunded bonds are retired prior to their original maturity. This process may reduce the issuer’s costs, and the prerefunded bonds may become rated AAA.

The Fund used proceeds from prerefunded bonds to purchase healthcare municipal bonds and corporate-backed municipal bonds, which finance industrial development or pollution control projects. Both were among the best performing sectors of the municipal bond market, with the corporate-backed sector performing particularly well as the resumption of economic growth helped improve corporate earnings in the United States. Among the Fund’s high-yield purchases were debt securities issued by the Hamden, Connecticut Facilities Authority for the Whitney Center (a senior living facility) and debt securities issued by Clayton County, Georgia Development Authority for Delta Airlines.

What subtracted most from the Fund’s performance?

Bonds of the Memphis Center City Revenue Financing Corp. for the Memphis Redbirds, a minor league baseball team in Tennessee, remained one of the Fund’s largest holdings. Though the bonds continued to be a drag on the Fund’s return during the reporting period, the 2009 baseball season was a time of new developments for the team.

The Memphis Redbirds Baseball Foundation hired Global Spectrum, a venue management firm, to be the new manager of the Memphis Redbirds in 2009 and to operate the team’s home field, AutoZone Park. The Memphis Redbirds’ performance also improved and by the end of the season, the team was the 2009 champion of the Pacific Coast League. With the start of the 2010 baseball season, Global Spectrum continues to make strides in all aspects of operations.

What else had a major impact on the Fund’s return?

As previously mentioned, the Build America Bond program siphoned away issuance from the tax-exempt bond market, particularly from the long-term maturity category. Consequently, longer-term tax-exempt bond prices gained the most for the reporting period, pushing their yields lower, as bond prices move inversely to yields.

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The slope of the municipal bond yield curve became flatter as yields on longer-term tax-exempt bonds declined more than yields on shorter-term tax-exempt bonds. (The yield curve shows the relationship between tax-exempt bonds of the same credit quality from the shortest to the longest maturities.) Prudential Fixed Income anticipated this shift in the municipal bond yield curve and positioned the Fund to benefit by increasing its exposure to longer-term municipal bonds.

Prudential Muni High Income Fund	9

Fees and Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2009, at the beginning of the period, and held through the six-month period ended April 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,053.50	0.87%	$4.43
	Hypothetical	$1,000.00	$1,020.48	0.87%	$4.36

Class B	Actual	$1,000.00	$1,052.20	1.12%	$5.70
	Hypothetical	$1,000.00	$1,019.24	1.12%	$5.61

Class C	Actual	$1,000.00	$1,052.10	1.37%	$6.97
	Hypothetical	$1,000.00	$1,018.00	1.37%	$6.85

Class Z	Actual	$1,000.00	$1,056.10	0.62%	$3.16
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Muni High Income Fund	11

Portfolio of Investments

as of April 30, 2010

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 97.2%

Alabama 0.7%
Camden Ind. Dev. Brd. Facs. Rev., Rfdg. Weyerhaeuser, Ser. B, A.M.T. (Prerefunded 12/1/13)(e)	AAA(b)	6.375%	12/01/24	$1,000	$1,176,090
Cullman Cnty., Healthcare Auth., Cullman Reg. Med. Ctr., Ser. A	Baa3	7.000	02/01/36	1,000	1,031,490
Selma Indl. Dev. Brd. Rev., Gulf Opportunity Zone, Intl. Paper Co., Ser. A	Baa3	6.250	11/01/33	1,750	1,797,915

					4,005,495

Arizona 3.3%
Arizona Hlth. Facs. Auth. Rev., Banner Hlth., Ser. D	A+(b)	5.500	01/01/38	2,500	2,543,575
Coconino Cnty. Poll. Ctrl. Corp. Rev., Tucson Elec. Pwr., Navajo, Ser. A, A.M.T.	Baa3	7.125	10/01/32	5,000	5,002,300
Maricopa Cnty. Indl. Dev. Auth. Hlth. Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.250	07/01/32	2,500	2,513,150
Maricopa Cnty. Poll. Ctrl. Corp., Rev., El Paso Elec. Co., Ser. B	Baa2	7.250	04/01/40	1,500	1,695,435
Pima Cnty. Indl. Dev. Auth. Rev., Ed. Fac.-P.L.C. Charter Sch. Proj.	NR	6.750	04/01/36	1,500	1,341,690
Tucson Elec. Pwr. Co.	Baa3	5.750	09/01/29	1,000	1,017,580
Tucson Elec. Pwr. Co., San Juan, Ser. A	Baa3	4.950	10/01/20	1,000	1,010,510
Pinal Cnty. Correct. Facs. Rev., Florence West Prison Proj., Ser. A, A.C.A.	BBB(b)	5.250	10/01/19	3,135	3,008,848

					18,133,088

California 11.5%
California Cnty. Tob. Sec. Agcy. Tob. Conv. Bonds Asset Bkd., Ser. B	NR	5.100	06/01/28	1,750	1,509,865

See Notes to Financial Statements.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
California Hlth. Facs. Fing. Auth. Rev., Cedars-Sinai Med. Ctr.	A2	5.000%	08/15/39	$1,000	$967,090
St. Joseph Hlth. Sys., Ser. A	A1	5.750	07/01/39	1,000	1,039,630
California Mun. Fin. Auth. Ctfs. Partn. Cmnty. Hosps. Cent.	Baa2	5.500	02/01/39	500	450,725
California Poll. Ctrl. Fin. Auth. Solid Wste. Disp. Rev., Wste. Mgmt., Inc. PJ-Ser. B, A.M.T.	BBB(b)	5.000	07/01/27	1,000	984,090
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj.,
Ser. A-1	A2	6.000	03/01/35	1,500	1,562,040
Ser. G-1	A2	5.750	10/01/30	750	768,585
Ser. I-1	A2	6.375	11/01/34	750	803,513
California St., G.O.	A1	6.000	04/01/38	3,500	3,809,645
Var. Purp., G.O.	A1	5.000	10/01/29	1,500	1,507,770
Var. Purp., G.O.	A1	5.500	11/01/39	1,000	1,035,160
Var. Purp., G.O.	A1	6.000	11/01/39	1,500	1,639,650
California Statewide Cmntys. Dev. Auth. Rev., John Muir Hlth.	A1	5.125	07/01/39	500	484,875
Sch. Fac., Aspire Pub. Sch.	NR	6.000	07/01/30	1,000	1,003,920
Sr. Living Southn. Calif. Presbyterian Homes	BBB(b)	7.250	11/15/41	500	542,240
Capistrano Unif. Sch. Dist. Cmnty. Facs., Rev., Talega Cmnty. Facs. Dist. #90-2	NR	6.000	09/01/33	1,000	958,770
City of Chula Vista Indl. Dev. Rev., San Diego Gas, A.M.T.	Aa3	5.000	12/01/27	1,000	979,340
Foothill/Eastern Trans. Corridor Agcy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 7/15/09	Baa3	5.875	01/15/28	6,700	6,623,820
Golden St. Tob. Secur. Corp. Tob. Settlement Rev.,
Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	909,660
Asset Bkd., Sr., Ser. A-1	Baa3	5.750	06/01/47	6,515	4,996,353
Lake Elsinore Spl. Tax Cmnty. Facs. Dist.-2-Area A-A	NR	5.450	09/01/36	1,500	1,219,800

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Lincoln Impvt. Bond Act 1915, Pub. Fin. Auth. Rev., Twelve Bridges	NR	6.200%	09/02/25	$3,330	$3,339,391
Los Angeles Regional Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., A.M.T.	Caa2	7.500	12/01/24	2,000	2,006,540
M-S-R Energy Auth. Calif.,
Ser. A	A(b)	6.500	11/01/39	2,000	2,208,820
Ser. A	A(b)	7.000	11/01/34	1,650	1,941,126
Murrieta Cmnty. Facs. Dist. Spl. Tax., No. 2, The Oaks Impt. Area, Ser. A	NR	5.900	09/01/27	1,000	934,110
Orange Cnty, Loc. Trans. Auth. Sales Tax Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa2	6.200	02/14/11	3,400	3,487,414
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01- 2, Avalon Ser. A	NR	6.250	09/01/23	3,000	2,838,900
Port of Oakland, Ser. K (Prerefunded 5/1/10) A.M.T., N.A.T.L.(e)	A2	5.875	11/01/30	40	40,005
Unrefunded Balance, Ser. K, A.M.T., N.A.T.L.	A2	5.875	11/01/30	4,960	4,960,248
Rancho Cordova Cmnty. Facs. Dist., Spec. Tax No. 2003-1,
Sunridge Anatolia	NR	6.000	09/01/33	1,000	930,080
Sunridge Anatolia	NR	6.100	09/01/37	1,980	1,845,756
Saugus Unif. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.000	09/01/33	1,800	1,725,786
South Bayside Wste. Mgmt. Auth. Calif. Solid Wste. Enterprise Shoreway Environmental, Ser. A	A3	6.000	09/01/36	500	518,390
Valley Hlth. Sys. Hosp. Rev., Rfdg. & Impvt. Proj., Ser. A(c)(h)	C(b)	6.500	05/15/25	130	71,357
Vernon California Elec. Sys. Rev., Ser. A	A3	5.125	08/01/21	1,500	1,583,340

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	NR	5.300%	09/01/36	$1,000	$719,860

					62,947,664

Colorado 1.4%
Colorado Hlth. Facs. Auth. Rev., Adventist Hlth. Sunbelt Ser. D, Rfdg.	A1	5.250	11/15/35	2,500	2,508,175
Christian Living Cmntys. Proj., Ser. A	NR	5.750	01/01/37	1,500	1,297,290
Valley View Assn. Proj.	BBB(b)	5.125	05/15/37	1,240	1,153,522
Colorado Springs Memorial Hosp. Rev., Unrefunded balance	A3	6.375	12/15/30	1,260	1,280,702
Pub. Auth. Energy Nat. Gas Pur. Rev.	A2	6.500	11/15/38	1,500	1,641,120

					7,880,809

Connecticut 1.1%
Connecticut St. Dev. Auth. Poll. Rev., Conn. Lt. & Pwr. B, A.M.T.	Baa1	5.950	09/01/28	1,500	1,507,950
Connecticut St. Dev. Auth. Solid Wste. Disp. Facs. Rev., PSEG Pwr. LLC Proj., Ser. A, A.M.T.	Baa1	5.750	11/01/37	1,600	1,602,208
Hamden Fac. Rev., Whitney Ctr. Proj., Ser. A	NR	7.750	01/01/43	1,000	1,042,280
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	NR	7.875	04/01/39	2,000	2,094,780

					6,247,218

Delaware 0.4%
Delaware St. Econ. Dev. Auth. Rev., Rfdg. Gas Facs., Delmarva Pwr.	Baa2	5.400	02/01/31	1,000	1,018,040

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Delaware (cont’d.)
Delaware St. Hlth. Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Ba3	5.000%	06/01/30	$2,000	$1,200,000

					2,218,040

District of Columbia 0.3%
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,500	1,533,720

Florida 4.6%
Citizens Ppty. Ins. Corp., Sr. Secd., High Act	A2	6.000	06/01/16	1,500	1,644,885
Greater Orlando Aviation Auth., Orlando Arpt. Fac. Rev., Spl. Purp.- Jetblue Airways Corp., A.M.T.	NR	6.375	11/15/26	3,000	2,803,950
Spl. Purp.- Jetblue Airways Corp., A.M.T.	NR	6.500	11/15/36	2,000	1,850,060
Highlands Cmnty. Dev. Dist. Spl. Assmt.(c)(h)	NR	5.550	05/01/36	400	203,600
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B	Baa3	8.000	08/15/32	1,000	1,138,070
Tampa Electric	Baa1	5.650	05/15/18	1,000	1,105,970
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.	NR	5.750	05/01/36	1,920	1,069,248
Jacksonville Aviation Auth. Rev., A.M.B.A.C., A.M.T.	A2	5.000	10/01/26	2,000	1,999,920
Jacksonville Econ. Dev., Anheuser Busch Co., Ser. B, A.M.T.	Baa2	4.750	03/01/47	2,500	2,130,300
Gerdau Ameristeel U.S., Inc., A.M.T.	Ba1	5.300	05/01/37	3,000	2,319,720
Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mount Sinai Med. Ctr., Ser. A	Ba2	6.700	11/15/19	1,000	1,015,300
Miami-Dade Cnty. Aviation Rev., Miami Intl. Arpt., Ser. A-1	A2	5.375	10/01/35	1,600	1,628,672

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A (original cost $1,360,000; purchased 6/17/05)(c)(h)(i)	NR	5.400%	05/01/36	$1,360	$217,600
Reunion West Cmnty. Dev. Dist. Spec. Assmt.	NR	6.250	05/01/36	1,420	586,829
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	A1	5.625	07/01/39	1,000	1,036,510
Seminole Tribe Spl. Oblig. Rev., Ser. A, 144A	Ba1	5.500	10/01/24	1,000	938,380
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Ser. A	Baa2	6.250	04/01/39	1,910	1,960,787
St. Petersburg Hlth. Facs. Auth. Rev., All Childrens Hosp.	A1	6.500	11/15/39	1,500	1,654,680

					25,304,481

Georgia 1.7%
Burke Cnty. Dev. Auth. Poll. Rev., Oglethorpe Pwr.-Vogtle Proj., Ser. B	A3	5.500	01/01/33	1,000	1,037,260
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	Caa1	8.750	06/01/29	2,000	2,133,640
Delta Air Lines, Ser. B, A.M.T.	Caa1	9.000	06/01/35	1,000	1,041,840
De Kalb Cnty. Hosp. Auth. Rev., Antic Ctfs., DeKalb Med. Ctr., Inc., Proj.	NR	6.125	09/01/40	1,000	1,000,280
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125	02/15/34	1,200	1,069,152
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aa2	6.150	02/01/20	1,000	1,189,780
Marietta Development Auth. Rev., Life Univ.	Ba3	7.000	06/15/39	1,000	973,270
Thomasville Hosp. Auth. Rev., Antic Ctfs. John D. Archbold	A2	5.375	11/01/40	1,000	991,850

					9,437,072

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Guam 0.2%
Guam Govt., Ser. A	B+(b)	7.000%	11/15/39	$1,000	$1,067,840

Hawaii 0.4%
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co.	Baa1	6.500	07/01/39	1,000	1,077,890
15 Craigside Proj.	NR	9.000	11/15/44	1,000	1,115,470

					2,193,360

Idaho 0.4%
Idaho Hlth. Facs. Auth. Rev., St. Lukes Hlth. Sys. Proj., Ser. A	A2	6.750	11/01/37	1,000	1,101,820
Idaho Hsg. & Fin. Assn. Rev., North Star Charter Sch. Proj.	NR	9.500	07/01/39	1,000	1,147,910

					2,249,730

Illinois 9.2%
Gilberts Spec. Svcs. Area No. 9, Spec. Tax, Big Timber Proj. (Prerefunded 3/1/11)(e)	AAA(b)	7.750	03/01/27	5,000	5,401,350
Illinois Fin. Auth. Rev., American Water Cap. Corp. Proj.	Baa2	5.250	10/01/39	3,150	3,145,181
Cent. Dupage Health, Ser. B	AA(b)	5.500	11/01/39	1,500	1,558,485
Friendship Vlg. Schaumburg, Ser. A	NR	5.625	02/15/37	1,000	796,870
Illinois Inst. of Technology, Ser. A	Baa2	5.000	04/01/31	2,500	2,206,900
Illinois Inst. of Technology, Ser. A	Baa2	5.000	04/01/36	5,000	4,282,300
NorthWestern Mem. Hosp., Ser. A	Aa2	6.000	08/15/39	1,500	1,635,885
Provena Hlth., Ser. A	Baa1	6.000	05/01/28	1,500	1,488,600
Provena Hlth., Ser. A	Baa1	7.750	08/15/34	1,000	1,129,220
Rush Univ. Med. Ctr., Oblig. Grp. A	A3	7.250	11/01/38	3,405	3,827,526
Rush Univ. Med. Ctr., Ser. C	A3	6.625	11/01/39	1,000	1,077,570
Silver Cross & Med. Ctrs.	BBB(b)	7.000	08/15/44	3,000	3,190,290

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois (cont’d.)
Student Hsg., Rfdg. Edl. Advancement Fd., Inc. Ser. B	Baa3	5.000%	05/01/30	$5,000	$4,297,100
Swedish Covenant, Ser. A	BBB+(b)	6.000	08/15/38	1,500	1,502,040
Illinois Hlth. Facs. Auth. Rev., Lake Forest Hosp., Ser. A	Aa2	6.250	07/01/22	4,200	4,341,204
Kane & De Kalb Cntys. Sch. Dist., No. 301, A.M.B.A.C., C.A.B.S., G.O.	NR	2.190(k)	12/01/11	3,360	3,245,894
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, N.A.T.L.	A1	5.250	06/15/42	6,000	6,077,159
Round Lake Rev., Lakewood Spl. Tax #1 (Prerefunded 3/1/13)(e)	NR	6.700	03/01/33	1,000	1,151,680

					50,355,254

Indiana 2.3%
Indiana Hlth. & Edl. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind.	BBB(b)	5.500	03/01/37	2,000	1,947,860
Cmnty. Foundation Northwest Ind., Ser. A	BBB(b)	6.000	03/01/34	3,000	3,017,280
Indiana St. Fin. Auth. Env. Facs. Rev., Duke Energy Ind., Ser. B	A3	6.000	08/01/39	1,000	1,091,060
Ind. Pwr. & Lt. Co., Ser. B	A3	4.900	01/01/16	1,500	1,608,675
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	NR	7.000	10/01/39	1,000	1,044,040
Rfdg. Impt., U.S. Steel Corp.	Ba2	6.000	12/01/26	1,000	1,000,000
Indiana St. Hsg. Fin. Auth. Singl. Fam. Mtge. Rev., Ser. B2, A.M.T., G.N.M.A./F.N.M.A.	Aaa	4.000	01/01/34	505	498,400
Indianapolis Ind. Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj. Ser. A	A1	5.750	01/01/38	1,000	1,072,520
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	NR	5.800	09/01/47	1,500	1,276,215

					12,556,050

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Iowa 0.6%
Altoona Urban Renewal Tax Rev., Annual Appr.	BBB+(b)	6.000%	06/01/43	$1,000	$1,008,850
Iowa St. Fin. Auth. Healthcare., Facs. Rev., Mercy Hlth. Initiatives Proj. (Prerefunded 7/1/11)(e)	NR	9.250	07/01/25	2,050	2,291,408

					3,300,258

Kansas 0.2%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	A1	5.750	11/15/38	1,000	1,068,860

Kentucky 0.7%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Health Sys.	Baa2	6.375	06/01/40	2,500	2,570,000
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj.,
Ser. A	Baa2	6.250	06/01/39	500	533,505
Ser. B	Baa2	5.625	09/01/39	500	515,895

					3,619,400

Louisiana 2.2%
Calcasieu Parish, Inc., Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj.	Ba1	6.625	02/01/16	2,500	2,490,950
Louisiana Loc. Govt. Woman’s Hospital Foundation	A3	6.000	10/01/44	2,000	1,996,980
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries	A2	6.750	07/01/39	2,000	2,191,540
Louisiana St. Citizens Ppty. Ins. Assmt. Rev., Ser. C, A.G.C.	Aa3	6.750	06/01/26	2,000	2,291,600
Tobacco Settlement Fing. Corp. Rev., Asset Bkd., Ser. 2001B	Baa3	5.875	05/15/39	3,000	2,892,780

					11,863,850
Maryland 0.3%
Maryland Econ. Dev. Corp., Potomac Elect. Pwr. Co.	A3	6.200	09/01/22	1,000	1,140,750

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Maryland (cont’d.)
Maryland St. Indl. Dev. Fin. Auth. Rev., Rfdg. Synagro. Baltimore, Ser. A, A.M.T.	NR	5.250%	12/01/13	$700	$705,880

					1,846,630

Massachusetts 2.7%
Massachusetts St. Coll. Bldg., Auth. Rev., Proj. & Rfdg. Bonds, Ser. A	Aa1	7.500	05/01/14	1,750	2,012,063
Massachusetts St. Dev. Fin. Agcy. Rev., Alliance Hlth., Ser. A	NR	7.100	07/01/32	3,830	3,506,480
Carleton Willard Vlg.	A–(b)	5.625	12/01/30	400	399,688
Groves in Lincoln-Deacone, Sr. Living Fac. Rev., Ser. B1	NR	7.250	06/01/16	1,000	1,005,580
Linden Ponds, Inc. Fac., Ser. A (original cost $1,020,130; purchased 7/20/07)(h)(i)	NR	5.750	11/15/42	1,000	712,830
Solid Wste. Disp. Rev., Dominion Energy Brayton (Mandatory put date 5/1/19)	Baa2	5.750	12/01/42	1,000	1,070,290
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Caregroup, Ser. E-1	A3	5.125	07/01/38	750	716,093
Caritas Christi Oblig. Group, Rfdg., Ser. A	Baa2	5.750	07/01/28	2,000	1,861,340
Caritas Christi Oblig. Group, Rfdg., Ser. B	Baa2	6.750	07/01/16	3,595	3,755,552

					15,039,916

Michigan 4.2%
Detroit Mich. Distr. St. Aid, G.O.	Aa3	5.250	11/01/35	500	500,000
Detroit Mich. Sewer Disp. Rev., Sr. Lien Ser. B, A.G.C.	Aa3	7.500	07/01/33	1,000	1,200,760
Kalamazoo Hosp. Fin. Auth. Borgess Hosp. Fac. Rev., E.T.M., N.A.T.L.(e)(h)(j)	Aaa	9.665	06/01/11	500	503,840
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BB+(b)	6.250	07/01/40	3,000	2,739,449

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Michigan (cont’d.)
Michigan Pub. Edl. Facs. Auth. Rev., Rfdg. Ltd. Oblig.-Black River Sch.	NR	5.800%	09/01/30	$1,250	$1,018,750
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	A1	5.750	11/15/39	1,000	985,990
Henry Ford Hlth. Sys. Rfdg., Ser. A	A1	5.250	11/15/46	3,000	2,736,330
McLaren Healthcare Corp.	Aa3	5.750	05/15/38	1,500	1,535,805
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Detroit Ed. Rmkt.	A2	5.625	07/01/20	1,000	1,072,770
Dow Chemical, Ser. A-1, A.M.T.
(Mandatory put date 6/2/14)	Baa3	6.750	12/01/28	1,000	1,115,670
Dow Chemical, Ser. B-1	Baa3	6.250	06/01/14	1,000	1,123,670
Michigan Strategic Fund Solid Wste. Disp. Rev., Wste. Mgmt., Inc., A.M.T.	BBB(b)	4.500	12/01/13	1,000	1,036,130
Royal Oak Mich. Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp.	A1	8.250	09/01/39	2,150	2,537,710
William Beaumont Hosp., Ser. W	A1	6.000	08/01/39	1,000	1,008,360
Summit Academy North Pub. Sch., Academy Rev., Rfdg.	BB+(b)	5.500	11/01/30	1,500	1,162,470
Summit Academy Pub. Sch., Academy Rev., Rfdg.	BB+(b)	6.250	11/01/25	2,060	1,838,406
Wayne Charter Cnty. Mich. Bldg. Impt., Ser. A, G.O.	A2	6.750	11/01/39	1,000	1,054,750

					23,170,860

Minnesota 0.3%
St. Paul Hsg. & Redev. Auth. Healthcare Rev., Allina Health Sys., Ser A-1	A1	5.250	11/15/29	750	760,658
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Health East Proj.	Ba1	6.000	11/15/35	1,000	926,360

					1,687,018

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Mississippi 0.2%
Warren County Gulf Opportunity Zone, Intl. Paper, Ser. A	Baa3	6.500%	09/01/32	$1,000	$1,037,630

Missouri 0.3%
Manchester Tax Increment & Transn. Rev., Rfdg. Hwy 141, Manchester Rd. Proj.	NR	6.875	11/01/39	1,500	1,509,855

Nevada 1.5%
Clark Cnty. Impvt. Dist. Rev., Spec. Impvt. Dist. No. 142, Loc. Impvt.	NR	6.100	08/01/18	1,890	1,833,867
Clark Cnty. Ind. Dev. Rev., Nevada Pwr. Co. Proj. Rfdg., Ser. C	BB+(b)	5.500	10/01/30	4,500	4,323,825
Clark Cnty. Arpt. Rev., Jet Aviation Fuel Tax,
Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/16	1,000	1,040,340
Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/17	1,000	1,029,080

					8,227,112

New Hampshire 0.5%
New Hampshire Hlth. & Ed. Facs. Auth. Rev., Dartmouth-Hitchcock	A+(b)	6.000	08/01/38	1,750	1,855,595
New Hampshire St. Business Fin. Auth. Poll. Ctrl. Rev., United Illuminating Co. Proj., A.M.T. (Mandatory put date 2/1/12)	Baa2	7.125	07/01/27	1,000	1,056,960

					2,912,555

New Jersey 7.1%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	NR	5.625	01/01/38	1,000	858,670
New Jersey St. Transn. Tr. Fd. Sys. Auth., Ser. A	Aa3	5.875	12/15/38	2,000	2,194,660

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey (cont’d.)
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.625%	06/15/19	$1,250	$1,250,400
Cigarette Tax	Baa2	5.750	06/15/34	750	726,195
Continental Airlines, Inc., A.M.T.	B3	6.400	09/15/23	2,000	1,919,260
Continental Airlines, Inc., Proj., Spec. Facs. Rev., A.M.T.	B3	6.250	09/15/29	6,530	6,125,792
Cranes Mill Proj. First Mtge., Ser. A	NR	5.875	07/01/28	1,000	947,060
Franciscan Oaks Proj. First Mtge. Rfdg.,	NR	5.700	10/01/17	165	164,027
Gloucester Marine, Ser. B, A.M.T.	NR	6.875	01/01/37	3,000	2,554,590
New Jersey Healthcare Facs. Fin. Auth. Rev., Cherry Hill Proj.	NR	8.000	07/01/27	2,000	1,670,200
St. Josephs Healthcare Sys.	Ba1	6.625	07/01/38	3,000	3,076,560
St. Peters Univ. Hosp., Ser. A	Baa2	6.875	07/01/30	2,250	2,251,868
Virtua Hlth.	A(b)	5.750	07/01/33	2,000	2,100,080
New Jersey St. Ed. Facs. Auth. UMDNJ	Baa2	7.500	12/01/32	1,000	1,145,310
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income. Secs., Ser. B, A.M.B.A.C., C.A.B.S., (Converts to 5.15% on 1/1/15)	A3	5.000(k)	01/01/35	4,000	3,205,760
New Jersey St. Transn. Tr. Fd. Sys. Auth., Ser. A	Aa3	5.500	12/15/23	2,000	2,258,900
Tobacco Settlement Fin. Corp., NJ Rev.,
Ser. 1A	Baa3	4.500	06/01/23	425	405,935
Ser.1A	Baa3	4.625	06/01/26	2,500	2,127,600
Ser. 1A	Baa3	5.000	06/01/41	6,000	4,148,940

					39,131,807

New Mexico 0.5%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(b)	5.500	07/01/35	1,325	1,407,402

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Mexico (cont’d.)
New Mexico St. Hosp. Equip. Ln. Council Hosp. Rev., Presbyterian Healthcare	Aa3	5.000%	08/01/39	$1,250	$1,253,575

					2,660,977

New York 3.5%
Brookhaven Indl. Dev. Agcy. Civic Facs. Rev., Brooks Mem. Hosp. Med. Ctr., Inc., Ser. A (Prerefunded 11/15/10)(e)	NR	8.250	11/15/30	2,000	2,099,260
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	1,250	1,280,275
Chautauqua Cnty. Indl. Devagy. Exempt Fac. Rev., Dunkirk Pwr. Proj.	Baa3	5.875	04/01/42	500	508,335
Erie Cnty. Tob. Asset Securitization Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	7.040(k)	06/01/47	5,000	191,000
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	9.499(k)	06/01/50	4,000	96,880
Long Island Pwr. Auth. Elec. Sys. Rev.,
Ser. A	A3	6.000	05/01/33	1,500	1,697,070
Ser. A	A3	6.250	04/01/33	500	577,590
New York City Indl. Dev. Agcy., Civic Fac. Rev., Staten Island Univ. Hosp. Proj., Ser. B	Ba2	6.375	07/01/31	960	956,026
Spl. Fac. Rev., American Airlines, JFK Int’l. Arpt.,
A.M.T.	B–(b)	7.125	08/01/11	2,595	2,614,773
A.M.T.	B–(b)	7.500	08/01/16	1,500	1,513,395
A.M.T.	B–(b)	7.750	08/01/31	2,000	2,044,780
Spl. Fac. Rev., Terminal One Group Assn. Proj., A.M.T.	A3	5.500	01/01/24	2,450	2,493,929
New York Liberty Dev. Corp. Rev., National Sports Museum Proj. A (original cost $1,099,998; purchased 8/7/07)(c)(h)(i)	NR	6.125	02/15/19	1,100	11

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
New York St. Dorm. Auth. Rev., Orange Reg.-Med. Ctr.	Ba1	6.250%	12/01/37	$1,500	$1,440,960
Suffolk Cnty. Indl. Dev. Agcy. Rev., Keyspan, Port Jefferson	Baa1	5.250	06/01/27	1,500	1,466,850

					18,981,134

North Carolina 0.2%
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C	Baa1	6.750	01/01/24	1,000	1,172,510

North Dakota 0.4%
Ward Cnty. Healthcare Facs. Rev., Trinity Oblig. Rfdg., Group B	BBB+(b)	6.250	07/01/21	2,000	2,001,100

Ohio 2.7%
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo,
Ser. A-2	Baa3	5.125	06/01/24	4,000	3,680,840
Ser. A-2	Baa3	5.875	06/01/47	1,000	746,940
Ser. A-2	Baa3	6.500	06/01/47	2,500	2,051,600
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa1	7.500	01/01/30	3,000	3,034,140
Montgomery Cnty. Ohio Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	1,500	1,577,160
Ohio St. Air Quality Dev. Auth. Rev., Poll. FirstEnergy Generation,
Ser. A	Baa1	5.700	02/01/14	1,500	1,622,700
Ser. C	Baa1	5.625	06/01/18	500	530,795
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev.,
Allied Solid Wste. N.A., Inc., Ser. A, A.M.T.	BBB(b)	5.150	07/15/15	1,250	1,260,275
FirstEnergy Generation, Ser. A (Mandatory put date 6/1/16)	Baa1	5.875	06/01/33	500	545,470

					15,049,920

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oklahoma 0.6%
Chickasaw Nation Hlth. Sys.	NR	6.250%	12/01/32	$1,340	$1,344,315
Tulsa Cnty. Indl. Auth. Sr. Living Cmnty Rev., Montereau, Inc. Proj., Ser. A	NR	7.125	11/01/30	1,000	996,580
Tulsa Arpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375	06/01/24	1,000	1,018,860

					3,359,755

Pennsylvania 5.4%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Hlth. Sys., Ser. B (Prerefunded 11/15/10)(e)	AAA(b)	9.250	11/15/15	770	812,219
West Penn, Ser. A	Ba3	5.000	11/15/17	1,975	1,872,596
West Penn, Ser. A	Ba3	5.000	11/15/28	1,000	843,010
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj.	Baa1	7.250	07/01/39	1,000	1,129,990
Cumberland Cnty. Mun. Auth. Ret. Cmnty. Rev., Wesley Affiliated Svcs.,
Ser. A (Prerefunded 1/1/13)(e)	NR	7.250	01/01/35	1,110	1,288,621
Ser. A (Prerefunded 1/1/13)(e)	NR	7.250	01/01/35	2,890	3,355,059
Cumberland Cnty. Mun. Auth. Rev., Diakon Lutheran	NR	6.375	01/01/39	2,000	2,014,980
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.900	07/01/40	1,000	863,570
Lycoming Cnty. Auth. Hlth. Sys. Rev., Susquehanna Hlth. Sys. Proj., Ser. A	BBB+(b)	5.750	07/01/39	2,000	2,023,960
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Lukes Hosp. Proj., Ser. A	A3	5.500	08/15/35	1,000	991,810
Pennsylvania Econ. Dev. Fin. Auth.
Res. Recov. Rfdg., Sub, Colver Proj., Ser. G, A.M.T.	NR	5.125	12/01/15	1,800	1,727,730
Res. Recov. Rfdg., Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Ba1	4.625	12/01/18	1,500	1,308,795
Sew Sludge Disp. Rev., Philadelphia Biosolids	Baa3	6.250	01/01/32	750	783,668

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d.)
Philadelphia Auth. For Indl. Dev. Rev., Please Touch Museum Proj.	BBB–(b)	5.250%	09/01/31		$1,500	$1,324,425
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev.,
Grad. Hlth. Sys. (original cost $915,255; purchased 1/22/98)(c)(h)(i)	NR	7.000	07/01/10		908	9
Grad. Hlth. Sys. (original cost $1,264,342; purchased 1/22/98-6/23/98)(c)(h)(i)	NR	7.250	07/01/18		1,248	12
Grad. Hlth. Sys., Ser. A (original cost $1,039,576; purchased 1/21/98-7/6/98)(c)(h)(i)	NR	6.250	07/01/13		1,108	11
Philadelphia, PA, G.O., Ser. B, A.G.C.	Aa3	7.125	07/15/38		1,500	1,696,350
Somerset Cnty. Hosp. Auth. Rev.,
GF Somerset Healthcare First Mtge. (original cost $8,898,687; purchased 2/10/97)(d)(h)(i)	NR	8.400	06/01/24		8,805	5,203,491
GF Somerset Healthcare First Mtge. (original cost $1,106,647; purchased 2/10/97)(d)(h)(i)	NR	8.500	06/01/09	**	1,095	649,554
Susquehanna Area Regional Arpt. Auth., A.M.T.	Baa3	6.500	01/01/38		1,500	1,473,750

						29,363,610

Puerto Rico 2.8%
Puerto Rico Comwlth. Govt. Dev. Bank Sr. Notes., Ser. C, A.M.T.	A3	5.250	01/01/15		2,000	2,081,200
Puerto Rico Comwlth. Hwy. & Transn. Auth. Hwy. Rev., Ser. CC	A2	5.500	07/01/28		2,500	2,608,275
Puerto Rico Comwlth., Rfdg. Pub. Impt., Ser. C, G.O.	A3	6.000	07/01/39		800	842,560
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. XX	A3	5.250	07/01/40		2,000	2,023,420

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico (cont’d.)
Puerto Rico Pub. Bldg. Auth. Rev., Govt. Facs., Ser. P	A3	6.750%	07/01/36	$750	$833,858
Gtd. Rfdg. Govt. Facs., Ser. M	A3	6.000	07/01/20	2,500	2,727,400
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev.,
First Sub., Ser. A	A1	5.500	08/01/42	1,500	1,561,905
First Sub., Ser. A	A1	5.750	08/01/37	1,000	1,060,250
First Sub., Ser. A	A1	6.000	08/01/42	1,500	1,622,595

					15,361,463

Rhode Island 0.4%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	A3	7.000	05/15/39	2,000	2,164,040

South Carolina 0.1%
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Palmetto Hlth., Rfdg. & Impt.	Baa1	5.750	08/01/39	500	495,060

South Dakota 0.6%
Educational Enhancement Funding Corp., Tobacco, Ser. B	Baa3	6.500	06/01/32	2,555	2,556,916
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Sanford Hlth.	A1	5.500	11/01/40	625	645,544

					3,202,460

Tennessee 3.3%
Bradley Cnty. Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj., Ser. C	Ba1	6.625	11/01/17	2,000	1,970,140
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance	Baa1	6.000	07/01/38	1,000	1,007,470
Rfdg. First Mtge., Mountain States Hlth., Ser. A, N.A.T.L., E.T.M.(e)	Baa1	6.750	07/01/17	2,000	2,341,100

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tennessee (cont’d.)
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Health, Ser. A, C.A.B.S.	A–(b)	6.200%(k)	01/01/35	$1,000	$226,780
Memphis Ctr. City Rev., Fin. Corp., Red Birds, Ser. B (original cost $26,000,000; purchased 12/30/98)(h)(i)(m)	NR	6.500	09/01/28	26,000	7,020,000
Rutherford Cnty. Hlth. & Edl. Facs., First Mtge. Rev., Group Homes, Inc.	NR	9.500	12/01/19	3,600	3,605,040
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa1	5.000	02/01/18	2,000	1,997,300

					18,167,830

Texas 12.3%
Alliance Arpt. Auth. Inc. Tex. Spl. Facs. Rev., American Airlines Inc. Proj., A.M.T.	CCC+(b)	5.750	12/01/29	2,500	1,849,375
Austin Convention Enterprises, Inc., Convention Ctr., Rfdg.
Second Tier, Ser. B	Ba2	5.750	01/01/24	1,000	921,920
Second Tier, Ser. B	Ba2	5.750	01/01/34	1,000	849,240
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D (Mandatory put date 10/1/14)	Caa3	5.400	10/01/29	1,000	718,110
TXU Energy Co. LLC, Rfdg., A.M.T.	Caa3	5.400	05/01/29	2,000	941,800
TXU Energy Rfdg. Elec. Rmkt., A.M.T.,	Caa3	8.250	10/01/30	3,000	1,860,210
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	Baa2	6.125	04/01/45	2,000	2,003,560
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	Baa3	5.750	01/01/25	1,000	1,010,250

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Texas (cont’d.)
Clifton Higher Ed. Fin. Corp. Rev., Tejano Ctr. Cmnty.	NR	9.000%	02/15/38	$2,000		$2,336,220
Uplift Ed., Ser. A	BBB–(b)	6.125	12/01/40	1,000		987,010
Dallas Fort Worth Int’l. Arpt. Fac. Impvt. Corp. Rev., Rfdg. American Airlines, Inc., A.M.T.	CCC+(b)	5.500	11/01/30	2,000		1,450,160
American Airlines, Inc., A.M.T.	Caa2	6.375	05/01/35	3,000		2,343,570
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125	09/01/34	3,000		3,003,780
Harris Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Methodist Hosp. Sys., Ser. B	AA(b)	5.500	12/01/18	500		562,540
Tex. Childrens Hosp. Proj.	Aa2	5.500	10/01/39	1,000		1,040,200
Harris Cnty. Indl. Dev. Corp. Solid Wste. Disp. Rev., Deer Park Refining Proj.	A2	5.000	02/01/23	750		760,118
Houston Hlth. Facs. Dev. Corp. Ret. Fac. Rev., Buckingham Sr. Living Cmnty., Ser. A (Prerefunded 2/15/14)(e)	AAA(b)	7.125	02/15/34	1,250		1,505,200
Katy Dev. Auth. Rev., Tax Increment Contract, Ser. B	NR	6.000	06/01/18	1,600		1,523,168
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp Inc., Ser. A	NR	6.375	08/15/44	1,000		1,031,690
Lamar Cons. Indpt. Sch. Dist., Rfdg. Sch. House, G.O., P.S.F.G.	Aaa	5.000	02/15/21	1,000	(f)	1,108,920
Lower Colorado Riv. Auth. Rev., Rfdg. & Impt., Ser. A	A1	7.250	05/15/37	5,000		5,582,899
Lufkin Hlth. Facs. Dev. Corp. Hlth. Sys. Rev., Memorial Hlth. Syst. of East Tex.	Baa2	6.250	02/15/37	3,000		3,025,860
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bnds. AEP Texas Proj., Rfdg. Ser. B, Rmkt., A.M.B.A.C., A.M.T.	Baa2	4.550	05/01/30	2,000		1,630,600
Cent. Pwr. & Lt. Co. Proj., Ser. A	Baa2	6.300	11/01/29	1,000		1,082,520

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d.)
Mission Econ. Dev. Corp., Allied Wste., Inc., Proj. A, A.M.T.	Baa3	5.200%	04/01/18	$2,000	$2,004,100
North Tex. Twy. Auth. Rev., First Tier, Ser. A	A2	5.750	01/01/40	3,500	3,662,995
First Tier, Ser. A	A2	6.250	01/01/39	1,500	1,657,125
First Tier, Ser. C	A2	5.250	01/01/44	2,500	2,513,650
Second Tier Rfdg., Ser. F	A3	5.750	01/01/38	2,500	2,618,025
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	BBB(b)	6.500	08/15/39	1,000	1,027,220
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Caa3	6.150	08/01/22	1,000	601,320
San Leanna Ed. Facs. Corp. Higher Ed. Rev., Rfdg., Saint Edwards Univ. Proj.	Baa2	4.750	06/01/32	2,750	2,417,718
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp., Retirement Fac.Temps., 75-Mirador Proj., Ser. B-1	NR	7.250	11/15/16	1,000	1,001,260
Sr. Living Ctr. Proj., Ser. C-1	NR	7.500	11/15/16	1,000	1,000,510
Texas Mun. Gas Acquisition & Supply Corp. I Gas Supply Rev., Sr. Lien, Ser. A	A2	5.250	12/15/26	3,900	3,797,273
Texas Mun. Pwr. Agcy. Rev., N.A.T.L., E.T.M., C.A.B.S.(e)	A2	2.350(k)	09/01/15	50	44,130
Texas Private Activity Surface Transportation Corp., Sr. Lien, NTE Mobility	Baa2	6.875	12/31/39	2,000	2,089,440
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	NR	5.375	02/15/37	1,000	809,610
Cosmos Fndtn., Ser. A	BBB(b)	6.200	02/15/40	1,000	1,000,000
Idea Pub. Sch. Proj., Ser. A, A.C.A.	BBB(b)	5.000	08/15/30	2,000	1,756,280

					67,129,576

Utah 0.3%
Riverton Utah Hosp. Rev., IHC Hlth. Svcs., Inc.	Aa1	5.000	08/15/41	1,500	1,525,545

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Virgin Islands 0.2%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	Baa3	6.750%	10/01/37	$750	$814,028

Virginia 1.8%
Gloucester Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Svcs., Ser. A, A.M.T. (Mandatory put date 5/1/14)	BBB(b)	5.125	09/01/38	2,700	2,889,621
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., A.M.T.	NR	8.000	09/01/26	5,165	5,174,194
Sussex Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Atlantic Wste., Ser. A, A.M.T. (Mandatory put date 5/1/14)	BBB(b)	5.125	06/01/28	1,600	1,712,368

					9,776,183

Washington 1.8%
FYI Properties Wash. Lease Rev., Washington St. Dist. Proj.	AA(b)	5.500	06/01/39	1,000	1,060,080
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	Baa2	5.375	12/01/22	1,190	1,190,797
Skagit Valley Hosp.	Baa2	5.500	12/01/30	1,250	1,199,400
Skagit Valley Hosp.	Baa2	5.750	12/01/32	1,000	974,060
Tobacco Settlement Fin. Corp. Auth. Tobacco Settlement Rev., Asset Bkd.	Baa3	6.500	06/01/26	2,125	2,159,765
Washington St. Healthcare Fac. Auth. Rev., Overlake Hosp. Med. Ctr.	A3	5.500	07/01/30	1,115	1,113,562
Seattle Childrens Hosp.	Aa3	5.625	10/01/38	1,250	1,297,600
Swedish Hlth. Svcs., Ser. A	A2	6.500	11/15/33	1,000	1,047,030

					10,042,294

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

West Virginia 1.3%
West Virginia St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B. (Prerefunded 9/1/10)(e)	A2	6.750%	09/01/30	$7,000	$7,220,010

Wisconsin 0.6%
Milwaukee Redev. Auth. Redev. Rev., Science Ed. Consortium Proj., Ser. A	BBB–(b)	5.750	08/01/35	1,500	1,260,510
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Eastcastle Place, Inc. Proj.	NR	6.125	12/01/34	1,000	852,700
Beaver Dam Cmnty. Hosp., Inc., Ser. A (Mandatory put date 8/15/16)	NR	6.750	08/15/34	1,250	1,252,125

					3,365,335

Wyoming 0.1%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	07/15/39	500	535,365

Total long-term investments (cost $560,631,703)					532,933,767

SHORT-TERM INVESTMENTS 1.7%

Alabama 0.2%
Mobile Cnty. Indl. Dev. Auth. Pollution Ctrl. Rev., Rfdg. ExxonMobil Proj., F.R.D.D.(g)	VMIG1	0.220	05/03/10	1,000	1,000,000

Alaska 0.2%
Valdez Alaska Marine Term Rev., Exxon Pipline Co., Proj., F.R.D.D.(g)	VMIG1	0.220	05/03/10	900	900,000

California 1.2%
California St. Dept. Wtr. Res. Pwr. Supply Rev., Var. Sub. Ser. F-4, F.R.D.D.(g)	VMIG1	0.240	05/03/10	1,075	1,075,000

See Notes to Financial Statements.

Prudential Muni High Income Fund	35

Portfolio of Investments

as of April 30, 2010 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., F.R.D.D.(g)	VMIG1	0.250%	05/03/10	$5,300	$5,300,000

					6,375,000

Massachusetts 0.1%
Massachusetts St. Hlth. & Edl. Rev., F.R.D.D.(g)	VMIG1	0.210	05/03/10	600	600,000

Texas
Dallas Tex. Performing Arts Cultural Facs. Corp. Cultural, Var. Dallas Arts Ctr. Fdtn., Ser. B, F.R.D.D.(g)	VMIG1	0.250	05/03/10	200	200,000

Total short-term investments (cost $9,075,000)					9,075,000

Total Investments 98.9% (cost $569,706,703; Note 5)(l)					542,008,767
Other assets in excess of liabilities(n) 1.1%					5,870,498

Net Assets 100.0%					$547,879,265

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
**	The 2009 bonds remain an outstanding obligation of Somerset. Revised maturity date to be determined.
†	The ratings reflected are as of April 30, 2010. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in portfolio descriptions:

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—ACA Financial Guaranty Corporation.

A.G.C.—Assured Guaranty Corporation.

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.H.L.M.C.—Federal Home Loan Mortgage Corporation.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

See Notes to Financial Statements.

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G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

I.D.B.—Industrial Development Bond.

LLC—Limited Liability Corporation.

N.A.T.L.—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

P.S.F.G.—Permanent School Fund Guaranty.

R.I.B.S.—Residual Interest Bearing Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	Standard & Poor’s rating.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Represents issuer in default of interest payments; stated rate does not reflect the current yield.
(e)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	All or partial principal amount segregated as initial margin on financial futures contracts.
(g)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2010.
(h)	Indicates a security that has been deemed illiquid.
(i)	Indicates a security restricted to resale. The aggregate original cost of such securities is $42,704,635. The aggregate value of $13,803,518 is approximately 2.5% of net assets.
(j)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate as of April 30, 2010.
(k)	Represents a zero coupon or step bond. Rate shown reflects the effective yield at April 30, 2010.
(l)	As of April 30, 2010, 2 securities representing $7,020,011 and 1.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(m)	Represents issuer in default of interest payments.
(n)	Other assets in excess of liabilities include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at April 30, 2010:

Number of Contracts	Type	Expiration Date	Value at April 30, 2010	Value at Trade Date	Unrealized Depreciation
	Short Position:
60	U.S. Long Bond	Jun. 2010	$7,143,750	$6,984,731	$(159,019)

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Portfolio of Investments

as of April 30, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$534,988,756	$7,020,011
Other Financial Instruments*
Futures Contracts	(159,019)	—	—

Total	$(159,019)	$534,988,756	$7,020,011

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal Bonds
Balance as of 4/30/09	$7,671,744
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,089)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(650,644)

Balance as of 4/30/10	$7,020,011

See Notes to Financial Statements.

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The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2010 was as follows:

Healthcare	28.2%
Corporate Backed I.D.B. & P.C.R.	18.8
Other	7.4
Transportation	7.4
Special Tax/Assessment District	7.2
Education	5.4
Pre-Refunded	5.3
Tobacco	5.0
Power	4.7
General Obligation	3.2
Short-Term Investments	1.7
Lease Backed Certificate of Participation	1.4
Housing	1.3
Solid Waste/Resource Recovery	1.1
Water & Sewer	0.6
Tobacco Appropriated	0.2

98.9
Other assets in excess of liabilities	1.1

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Portfolio of Investments

as of April 30, 2010 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	N/A	N/A	Due to broker—variation margin	$159,019	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(112,736)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(126,789)

For the year ended April 30, 2010, the average value at trade date for futures long positions was $7,922,995 and the average value at trade date for futures short positions was $3,425,125.

See Notes to Financial Statements.

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Financial Statements

APRIL 30, 2010	ANNUAL REPORT

Prudential Muni High Income Fund

Statement of Assets and Liabilities

as of April 30, 2010

Assets
Unaffiliated investments, at value (cost $569,706,703)	$542,008,767
Cash	32,538
Interest receivable	10,448,756
Receivable for Fund shares sold	2,287,477
Prepaid expenses	3,109

Total assets	554,780,647

Liabilities
Payable for investments purchased	4,937,760
Dividends payable	740,467
Payable for Fund shares reacquired	659,197
Management fee payable	221,528
Distribution fee payable	138,502
Accrued expenses	129,258
Due to broker—variation margin	50,625
Deferred trustees’ fees	14,041
Affiliated transfer agent fee payable	10,004

Total liabilities	6,901,382

Net Assets	$547,879,265

Net assets were comprised of:
Shares of beneficial interest, at par	$572,795
Paid-in capital in excess of par	585,053,180

585,625,975
Undistributed net investment income	1,792,748
Accumulated net realized loss on investments	(11,682,503)
Net unrealized depreciation on investments	(27,856,955)

Net assets, April 30, 2010	$547,879,265

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($403,864,085 ÷ 42,224,820 shares of beneficial interest issued and outstanding)	$9.56
Maximum sales charge (4% of offering price)	.40

Maximum offering price to public	$9.96

Class B
Net asset value, offering price and redemption price per share
($32,237,960 ÷ 3,368,435 shares of beneficial interest issued and outstanding)	$9.57

Class C
Net asset value, offering price and redemption price per share
($72,569,754 ÷7,583,519 shares of beneficial interest issued and outstanding)	$9.57

Class Z
Net asset value, offering price and redemption price per share
($39,207,466 ÷4,102,759 shares of beneficial interest issued and outstanding)	$9.56

See Notes to Financial Statements.

Prudential Muni High Income Fund	43

Statement of Operations

Year Ended April 30, 2010

Net Investment Income
Income
Unaffiliated interest	$32,522,595

Expenses
Management fee	2,450,036
Distribution fee—Class A	945,851
Distribution fee—Class B	145,750
Distribution fee—Class C	410,767
Transfer agent’s fees and expenses (including affiliated expense of $111,000)	247,000
Custodian’s fees and expenses	100,000
Registration fees	68,000
Reports to shareholders	42,000
Audit fee	32,000
Trustees’ fees	29,000
Legal fees and expenses	26,000
Insurance	12,000
Miscellaneous	14,522

Total expenses	4,522,926
Less: Custodian fee credit (Note 1)	(44)

Net expenses	4,522,882

Net investment income	27,999,713

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	196,450
Financial futures transactions	(112,736)

83,714

Net change in unrealized appreciation (depreciation) on:
Investments	54,235,468
Financial futures transactions	(126,789)

54,108,679

Net gain on investments	54,192,393

Net Increase In Net Assets Resulting From Operations	$82,192,106

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$27,999,713	$25,646,993
Net realized gain on investments	83,714	1,283,867
Net change in unrealized appreciation (depreciation) on investments	54,108,679	(64,291,683)

Net increase (decrease) in net assets resulting from operations	82,192,106	(37,360,823)

Dividends from net investment income (Note 1)
Class A	(21,010,059)	(20,654,762)
Class B	(1,545,732)	(1,817,063)
Class C	(2,753,468)	(1,660,280)
Class Z	(1,603,833)	(793,958)

	(26,913,092)	(24,926,063)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	130,805,040	71,005,125
Net asset value of shares issued in reinvestment of dividends	18,803,399	14,292,107
Cost of shares reacquired	(79,106,753)	(69,007,379)

Net increase in net assets from Fund share transactions	70,501,686	16,289,853

Capital Contributions (Note 6)
Proceeds from regulatory settlement	4,034	—

Total increase (decrease)	125,784,734	(45,997,033)

Net Assets
Beginning of year	422,094,531	468,091,564

End of year(a)	$547,879,265	$422,094,531

(a) Includes undistributed net investment income of:	$1,792,748	$1,660,252

See Notes to Financial Statements.

Prudential Muni High Income Fund	45

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) (formerly Dryden Municipal Bond Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund (formerly the High Income Series).

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the normal close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not

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present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Prudential Muni High Income Fund	47

Notes to Financial Statements

continued

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial Futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund accounts for the transaction described above as funded leverage by including

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the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2010, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income.

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Prudential Muni High Income Fund	49

Notes to Financial Statements

continued

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets of up to $1 billion and 0.45% of

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the average daily net assets in excess of $1 billion. The effective management fee rate was 0.50% for the year ended April 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 0.50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to 0.25% and 0.75% of the average daily net assets of the Class A shares and Class C shares, respectively.

PIMS has advised the Fund that it received $416,730 for Class A shares in front-end sales charges during the year ended April 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2010, it received $1,613, $40,906 and $19,807 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund

Prudential Muni High Income Fund	51

Notes to Financial Statements

continued

transactions through a national clearing system. For the year ended April 30, 2010, the Fund incurred approximately $127,600 in total networking fees, of which approximately $14,300 and $18,600 were paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2010, were $187,705,166 and $125,439,155, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investments. For the year ended April 30, 2010, the adjustments were to decrease undistributed net investment income by $954,125, to decrease accumulated net realized loss on investments by $14,380,463 and to decrease paid-in capital in excess of par by $13,426,338 due to the difference in the treatment of accreting market discount between financial and tax reporting, expiration of capital loss carryforward and other book to tax differences. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended April 30, 2010, the tax character of dividends paid was $26,913,092 from tax-exempt income. For the year ended April 30, 2009, the tax character of dividends paid was $24,926,063 from tax-exempt income.

As of April 30, 2010, the components of distributable earnings on a tax basis were $3,755,582 of tax-exempt income (includes timing difference of $740,467 for dividends payable) and $166,778 of ordinary income, respectively. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

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The United States federal income tax basis of the Fund’s investments and net unrealized depreciation as of April 30, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$567,402,120	$27,196,212	$(52,589,565)	$(25,393,353)

The difference between book and tax basis were primarily due to the difference between financial and tax reporting with respect to accretion of market discount and other adjustments.

For federal income tax purposes, the Fund has a capital loss carryforward as of April 30, 2010 of approximately $15,521,000 of which $4,457,000 expires in 2011 and $11,064,000 expires in 2014. During the fiscal year ended April 30, 2010, the Fund utilized approximately of $60,000 of its capital loss carryforward to offset net realized taxable gains. As of April 30, 2010, approximately $13,452,000 of the capital loss carryforward was written-off due to expiration. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for

Prudential Muni High Income Fund	53

Notes to Financial Statements

continued

shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended April 30, 2010, the Fund received $4,034 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or the calculation of the payment.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2010:
Shares sold	5,762,593	$53,124,764
Shares issued in reinvestment of dividends	1,621,407	14,964,843
Shares reacquired	(5,546,346)	(51,289,337)

Net increase (decrease) in shares outstanding before conversion	1,837,654	16,800,270
Shares issued upon conversion from Class B	435,876	3,931,349

Net increase (decrease) in shares outstanding	2,273,530	$20,731,619

Year ended April 30, 2009:
Shares sold	3,598,668	$31,751,924
Shares issued in reinvestment of dividends	1,332,745	11,804,044
Shares reacquired	(5,891,454)	(52,467,916)

Net increase (decrease) in shares outstanding before conversion	(960,041)	(8,911,948)
Shares issued upon conversion from Class B	1,297,538	11,548,569

Net increase (decrease) in shares outstanding	337,497	$2,636,621

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Class B	Shares	Amount
Year ended April 30, 2010:
Shares sold	1,407,631	$12,981,323
Shares issued in reinvestment of dividends	119,577	1,105,161
Shares reacquired	(756,056)	(7,031,110)

Net increase (decrease) in shares outstanding before conversion	771,152	7,055,374
Shares reacquired upon conversion into Class A	(434,877)	(3,931,349)

Net increase (decrease) in shares outstanding	336,275	$3,124,025

Year ended April 30, 2009:
Shares sold	685,400	$6,130,979
Shares issued in reinvestment of dividends	109,439	975,541
Shares reacquired	(754,855)	(6,751,608)

Net increase (decrease) in shares outstanding before conversion	39,984	354,912
Shares reacquired upon conversion into Class A	(1,295,358)	(11,548,569)

Net increase (decrease) in shares outstanding	(1,255,374)	$(11,193,657)

Class C
Year ended April 30, 2010:
Shares sold	4,157,626	$38,342,141
Shares issued in reinvestment of dividends	184,541	1,706,572
Shares reacquired	(1,042,814)	(9,681,458)

Net increase (decrease) in shares outstanding	3,299,353	$30,367,255

Year ended April 30, 2009:
Shares sold	2,019,904	$17,947,217
Shares issued in reinvestment of dividends	107,106	942,918
Shares reacquired	(602,180)	(5,318,906)

Net increase (decrease) in shares outstanding	1,524,830	$13,571,229

Class Z
Year ended April 30, 2010:
Shares sold	2,859,554	$26,356,812
Shares issued in reinvestment of dividends	111,469	1,026,823
Shares reacquired	(1,201,928)	(11,104,848)

Net increase (decrease) in shares outstanding	1,769,095	$16,278,787

Year ended April 30, 2009:
Shares sold	1,760,332	$15,175,005
Shares issued in reinvestment of dividends	64,779	569,604
Shares reacquired	(514,786)	(4,468,949)

Net increase (decrease) in shares outstanding	1,310,325	$11,275,660

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA

Prudential Muni High Income Fund	55

Notes to Financial Statements

continued

provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of 0.15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of 0.13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2010.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Financial Highlights

APRIL 30, 2010	ANNUAL REPORT

Prudential Muni High Income Fund

Financial Highlights

	Class A
	Year Ended April 30, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.51

Income (loss) from investment operations:
Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	1.03

Total from investment operations	1.56

Less Dividends:
Dividends from net investment income	(.51)

Capital Contributions	—	(f)

Net asset value, end of year	$9.56

Total Return(a):	18.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$403,864
Average net assets (000)	$378,340
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	5.77%
For Class A, B, C and Z shares:
Portfolio turnover rate	26	%(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.
(c)	Calculated based upon average shares outstanding during the year.
(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .85% and .60% for the year ended April 30, 2009, .84% and .59% for the year ended April 30, 2008 and .85% and .60% for the year ended April 30, 2007, respectively.
(e)	The portfolio turnover rate including variable rate demand notes was 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.
(f)	Less than $0.005 per share.

See Notes to Financial Statements.

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Class A
Year Ended April 30,
2009(c)		2008		2007(c)		2006(c)

$9.82		$10.53		$10.32		$10.33

.54		.50		.53		.53
(1.33)		(.72)		.18		(.05)

(.79)		(.22)		.71		.48

(.52)		(.49)		(.50)		(.49)

—		—		—		—

$8.51		$9.82		$10.53		$10.32

(8.08)%		(2.11)%		6.94%		4.84%

$339,959		$388,838		$444,751		$451,785
$354,290		$411,884		$451,239		$458,445

.87	%(d)	.87	%(d)	.89	%(d)	.87%
.62	%(d)	.62	%(d)	.64	%(d)	.62%
6.00%		4.96%		5.00%		5.14%

23	%(e)	41%		33%		32%

See Notes to Financial Statements.

Prudential Muni High Income Fund	59

Financial Highlights

continued

Class B
Year Ended April 30, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.52

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investment transactions	1.04

Total from investment operations	1.54

Less Dividends:
Dividends from net investment income	(.49)

Capital Contributions	— (d)

Net asset value, end of year	$9.57

Total Return(a):	18.45%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,238
Average net assets (000)	$29,152
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	5.52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.10% and .60% for the year ended April 30, 2009, 1.09% and .59% for the year ended April 30, 2008 and 1.10% and .60% for the year ended April 30, 2007, respectively.
(d)	Less than $0.005 per share.

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Class B
Year Ended April 30,
2009(b)		2008		2007(b)		2006(b)

$9.82		$10.53		$10.33		$10.34

.51		.49		.50		.51
(1.31)		(.73)		.18		(.06)

(.80)		(.24)		.68		.45

(.50)		(.47)		(.48)		(.46)

—		—		—		—

$8.52		$9.82		$10.53		$10.33

(8.19)%		(2.35)%		6.67%		4.48%

$25,820		$42,119		$58,278		$85,179
$33,111		$50,205		$70,145		$112,213

1.12	%(c)	1.12	%(c)	1.14	%(c)	1.12%
.62	%(c)	.62	%(c)	.64	%(c)	.62%
5.66%		4.70%		4.74%		4.90%

See Notes to Financial Statements.

Prudential Muni High Income Fund	61

Financial Highlights

continued

Class C
Year Ended April 30, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.51

Income (loss) from investment operations:
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.53

Less Dividends:
Dividends from net investment income	(.47)

Capital Contributions	— (e)

Net asset value, end of year	$9.57

Total Return(a):	18.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$72,570
Average net assets (000)	$54,768
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	5.25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares.
(c)	Calculated based upon average shares outstanding during the year.
(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.35% and .60% for the year ended April 30, 2009, 1.34% and .59% for the year ended April 30, 2008 and 1.35% and .60% for the year ended April 30, 2007, respectively.
(e)	Less than $0.005 per share.

See Notes to Financial Statements.

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Class C
Year Ended April 30,
2009(c)		2008		2007(c)		2006(c)

$9.82		$10.53		$10.33		$10.34

.50		.45		.47		.48
(1.33)		(.72)		.18		(.05)

(.83)		(.27)		.65		.43

(.48)		(.44)		(.45)		(.44)

—		—		—		—

$8.51		$9.82		$10.53		$10.33

(8.51)%		(2.59)%		6.41%		4.23%

$36,474		$27,097		$30,256		$26,611
$30,512		$28,247		$28,519		$25,219

1.37	%(d)	1.37	%(d)	1.39	%(d)	1.37%
.62	%(d)	.62	%(d)	.64	%(d)	.62%
5.61%		4.46%		4.50%		4.64%

See Notes to Financial Statements.

Prudential Muni High Income Fund	63

Financial Highlights

continued

Class Z
Year Ended April 30, 2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.50

Income (loss) from investment operations:
Net investment income	.55
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.60

Less Dividends:
Dividends from net investment income	(.54)

Capital Contributions	— (d)

Net asset value, end of year	$9.56

Total Return(a):	19.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,207
Average net assets (000)	$27,751
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	6.00%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .60% and .60% for the year ended April 30, 2009, .59% and .59% for the year ended April 30, 2008 and .60% and .60% for the year ended April 30, 2007, respectively.
(d)	Less than $0.005 per share.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class Z
Year Ended April 30,
2009(b)		2008		2007(b)		2006(b)

$9.81		$10.52		$10.31		$10.32

.57		.53		.55		.56
(1.33)		(.72)		.19		(.06)

(.76)		(.19)		.74		.50

(.55)		(.52)		(.53)		(.51)

—		—		—		—

$8.50		$9.81		$10.52		$10.31

(7.81)%		(1.86)%		7.21%		5.08%

$19,842		$10,037		$9,878		$8,547
$12,544		$9,246		$9,335		$10,650

.62	%(c)	.62	%(c)	.64	%(c)	.62%
.62	%(c)	.62	%(c)	.64	%(c)	.62%
6.50%		5.22%		5.25%		5.39%

See Notes to Financial Statements.

Prudential Muni High Income Fund	65

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of the Prudential Muni High Income Fund of Prudential Investment Portfolios 4 (formerly Dryden Municipal Bond Fund) (hereafter referred to as the “Fund”), including the portfolio of investments, as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2010

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (the “Code”), to advise you within 60 days of the Fund’s fiscal year end (April 30, 2010) as to the federal tax status of dividends paid by the Fund during such fiscal year.

During the fiscal year ended April 30, 2010, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code:

	Dividends per share
	Class A	Class B	Class C	Class Z

Tax-Exempt Income	$.5110	$.4895	$.4685	$.5357

In January 2011, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2010. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Muni High Income Fund	67

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on March 9, 2010, Fund shareholders approved a proposal to elect Trustees.

The individuals listed in the table below were elected as trustees of the Fund. All trustees, with the exception of Mr. Benjamin, served as trustees to the Fund prior to the shareholder meeting.

Trustee	For	Withheld
Kevin J. Bannon	48,460,286.520	786,744.052

Linda W. Bynoe	48,423,901.064	823,129.508

Michael S. Hyland	48,434,176.662	812,853.910

Douglas H. McCorkindale	48,350,114.747	896,915.825

Stephen P. Munn	48,403,120.796	843,909.776

Richard A. Redeker	48,410,748.488	836,282.084

Robin B. Smith	48,431,916.442	815,114.130

Stephen G. Stoneburn	48,414,451.984	832,578.588

Judy A. Rice	48,412,899.212	834,131.360

Scott E. Benjamin	48,438,818.263	808,212.309

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 56

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 56

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 56

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Muni High Income Fund

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 56

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 56	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (66) Board Member Portfolios Overseen: 56

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 56	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 56

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 56

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer- In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 56

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker; 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Muni High Income Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1996, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Muni High Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Muni High Income Fund
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	7440M104	7440M203	7440M302	7440M401

MF133E    0181264-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2010 and April 30, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,000 and $46,366, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended April 30, 2010. During the fiscal year ended April 30, 2009 KPMG, the Registrant’s principal accountant, billed the Registrant $3,115 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Investment Portfolios 4

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date: June 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date: June 24, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date: June 24, 2010